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                              BARNES & NOBLE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Leonard Riggio and Stephen Riggio, and each of them, as his true and lawful Agents and Proxies, with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Barnes & Noble, Inc. held of record by the undersigned on April 18, 2000, at the Annual Meeting of Stockholders to be held on June 7, 2000, and any adjournments or postponements thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Proxy Statement.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 8, 2000 and the accompanying Proxy Statement.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES, AND "FOR" PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         By executing this proxy, the undersigned hereby revokes all prior proxies.

         (Continued, and to be signed and dated on the reverse side.)

         BARNES & NOBLE, INC.
         P.O. BOX 11280
         NEW YORK, N.Y. 10203-0280



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Attn: Diana Ajjan

1. ELECTION OF DIRECTORS     FOR all     WITHHOLD            *EXCEPTIONS []
                             nominees    AUTHORITY to vote
                             listed      for all nominees
                             below []    listed below []




Nominees: William Dillard II, Irene R. Miller and Michael N. Rosen. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.) *Exceptions ------------------------------------------------------

2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP, as the independent certified public accountants of the company for the fiscal year ending February 3, 2001.

 FOR | | AGAINST | | ABSTAIN | |


Change of Address and or Comments Mark Here | |

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: -------------------------------------------------------------------,2000
Signature -----------------------------------------------------
Signature if held jointly

Votes MUST be indicated (x) in Black or Blue ink. |_|

Please Mark, Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.